PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED JUNE 21, 2010
TO THE PROSPECTUS DATED NOVEMBER 24, 2009

The following information supplements the information found in the Prospectus for the Global X Funds.

Effective June 21, 2010, all references in the Prospectus to “S-BOX” are removed and replaced with “Solactive”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE